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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 28, 2004


                                LNB Bancorp, Inc.
           (Exact name of the registrant as specified on its charter)

                                      Ohio
                 (State or other jurisdiction of incorporation)

       000-13203                                         34-1406303
(Commission File Number)                    (I.R.S. Employer Identification No.)

                     457 Broadway, Lorain,            Ohio 44052 - 1769
               (Address of principal executive offices) (Zip Code)

                                (440) 244 - 6000
               Registrant's telephone number, including area code

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         The following exhibits are filed herewith:


         EXHIBIT NO.       DESCRIPTION OF EXHIBIT

         99 Press Release of LNB Bancorp, Inc., dated January 28, 2004, regarding financial results for the three and twelve month periods ended December 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2004, LNB Bancorp, Inc. (the "Company") issued a press release reporting its financial results and earnings for the three and twelve month periods ending December 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99 and is incorporated by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    LNB BANCORP, INC.


Date: February 3, 2004                        By:   /s/  Terry M. White
                                                    ----------------------------
                                                    Terry M. White
                                                    Executive Vice President and
                                                    Chief Financial Officer



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EXHIBIT INDEX


    99 Press Release of LNB Bancorp, Inc. dated January 28, 2004, regarding financial results for the three and twelve month periods ended December 31, 2003.